Goldman Sachs Funds

GROWTH AND INCOME FUND                    Semiannual Report February 29, 2000


                                          Long-term capital growth and growth

                                          of income potential from a diversified

                                          portfolio of equity securities.



[GRAPHIC]

                                                         [LOGO OF GOLDMAN SACHS]

GOLDMAN SACHS GROWTH AND INCOME FUND


          Market Overview



          Dear Shareholder,

          During the period under review, the Federal Reserve Board attempted to subdue the strong U.S. economy and ward off a rise in inflation. In the financial markets, technology stocks soared, while most other sectors languished.

               . A Record-Breaking Economic Expansion and the Prospect for Higher Interest Rates -- Despite repeated attempts by the Federal Reserve Board to slow economic growth, the economy continued to grow at a rapid pace during the reporting period. GDP increased 6.9% during the fourth quarter of 1999, and the economic expansion hit a record nine years in February 2000. However, the Federal Reserve was not in a celebratory mood, as it remained focused on cooling the economy and preempting inflation. Among the Federal Reserve's major concerns were the stock market driven "wealth effect" which led to unrestrained consumer spending, low unemployment resulting in increased wage pressures, and significantly higher oil prices.

               . A Wide Disparity in Returns and Increased Volatility -- During 1999, the technology-rich NASDAQ index registered an unprecedented 85.6% return, with more than half of its gain occurring after the index crossed 3000 on November 3rd. As year 2000 began, it seemed unlikely that the trend could continue. But, while most of the stock market has fallen under the strain of rising interest rates, technology stocks have continued to surge ahead. By early March 2000, the NASDAQ index had crossed 5000, and investors continued to embrace technology stocks at the expense of most other market sectors. Elsewhere, after many years of relative underperformance, small-cap stocks performed well versus their larger-cap counterparts--fueled by smaller technology firms. Overall, the equity markets have been quite volatile, as wide swings in day-to-day results have become the norm. This could continue in the months ahead, due largely to the uncertainty regarding the economy, interest rates and corporate profits.

               . Market Outlook:Inflation Holds the Key -- Looking ahead, we believe that inflation will be the key macroeconomic issue affecting the U.S. financial markets. While the best news on inflation has likely passed, global excess capacity and the growth of e-commerce should help to prevent a sharp increase. However, there are several factors that could lead to an unhealthy rise in inflation. First, the U.S. economy could continue to be more robust than expected, putting additional pressure on an already tight labor market. Second, the tight labor market could cause inflation to rise even if the economy slows. Third, the increase in economic growth outside the U.S. could cause the excess supply of worldwide resources to fall. This could lead to higher import prices and force U.S. companies to raise prices.

                    Based on these uncertainties and the increase in short-term market volatility, we encourage you to work closely with your financial advisor to maintain a long-term focus on your investment portfolio. As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

 . NOT FDIC          Sincerely,
  INSURED

 . May Lose Value    /S/ David B. Ford

 . No Bank           David B. Ford
  Guarantee         Co-Head, Goldman Sachs Asset Management


                    /S/ David W. Blood

                    David W. Blood
                    Co-Head, Goldman Sachs Asset Management

                    March 13, 2000

                                            GOLDMAN SACHS GROWTH AND INCOME FUND



                                  Fund Basics
                            as of February 29, 2000



                            Assets Under Management

                                 $853.2 Million


                               Number of Holdings

                                       129


                                 NASDAQ SYMBOLS

                                 Class A Shares

                                      GSGRX

                                 Class B Shares

                                      GSGBX

                                 Class C Shares

                                      GSGCX

                              Institutional Shares

                                      GSIIX

                                 Service Shares

                                      GSGSX

---------------------------------------------------------------------------------------------------
PERFORMANCE REVIEW
---------------------------------------------------------------------------------------------------
August 31, 1999-February 29, 2000      Fund Total Return (without sales charge)1     S&P 500 Index2
---------------------------------------------------------------------------------------------------
Class A                                                -5.25%                             4.11%
Class B                                                -5.60                              4.11
Class C                                                -5.61                              4.11
Institutional                                          -4.94                              4.11
Service                                                -5.28                              4.11
---------------------------------------------------------------------------------------------------

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.
2 The unmanaged S&P 500 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

---------------------------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS3
---------------------------------------------------------------------------------------------------
For the period ended 12/31/99        Class A     Class B     Class C     Institutional     Service
---------------------------------------------------------------------------------------------------
Last 6 Months                        -10.58%     -10.45%      -6.66%        -5.17%         -5.45%
One Year                               0.00       -0.29        3.94          6.23           5.64
Five Years                            15.26        N/A         N/A           N/A           16.504
Since Inception                       12.98       10.26       -0.71         12.03          13.854
                                    (2/5/93)    (5/1/96)   (8/15/97)      (6/3/96)       (2/5/93)
---------------------------------------------------------------------------------------------------

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
4 Performance data for Service shares prior to 3/6/96 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the Growth and Income Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Services shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

---------------------------------------------------------------------------------------------------
TOP 10 HOLDINGS AS OF 2/29/00
---------------------------------------------------------------------------------------------------
Holding                                        % of Total Net Assets          Line of Business
---------------------------------------------------------------------------------------------------
Cisco Systems, Inc.                                    3.8%                   Computer Hardware
Microsoft Corp.                                        3.6                    Computer Software
Intel Corp.                                            3.6                    Semiconductors
General Electric Co.                                   3.2                    Heavy Electrical
Exxon Mobil Corp.                                      3.0                    Oil Refining
Motorola, Inc.                                         2.2                    Electrical Equipment
Oracle Corp.                                           2.0                    Computer Software
International Business Machines, Inc.                  1.9                    Computer Hardware
Citigroup, Inc.                                        1.9                    Banks
Convergys Corp.                                        1.6                    Information Services
---------------------------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS GROWTH AND INCOME FUND

Performance Overview


          Dear Shareholder,

          We are pleased to report on the performance of the Goldman Sachs Growth and Income Fund for the six month period that ended February 29, 2000.

               Performance Review

               Over the six month period ended February 29, 2000, the Fund's Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of -5.25%, -5.60%, -5.61%, -4.94%, and -5.28%, respectively. These figures compared to the 4.11% total cumulative return of the Fund's benchmark, the S&P 500 Index.

               As our returns indicate, it has been a very challenging period for value-oriented funds. Investors have largely favored a narrow group of growth-oriented technology stocks. With the shares of many technology stocks rising sharply, investors' disdain for less highly visible growth has produced lackluster stock performance for many companies, and value based strategies have suffered. As a result of this performance disparity, the valuation gap between growth and value indexes has stretched to historic proportions. We believe that this has created many opportunities to invest in quality businesses selling at conservative valuations.


               Portfolio Composition

               During the fourth quarter of 1999, we introduced more of a quality bias into the Growth and Income Fund portfolio. Through intensive fundamental research, we believe that we can identify companies that enjoy competitive advantage in their industry sectors, yet sell at attractive valuation levels. In addition to a quality bias, we believe our portfolio composition also reflects our mandate to add value through stock selection rather than sector bets. Whereas our portfolio has historically been substantially underweight in technology, some of our value stocks are indeed beneficiaries of emerging technologies as they use these information-based tools to reinvent their traditional industrial businesses. We think that Fund shareholders can benefit from the extraordinary economic benefits of technology -- both through judicious investments in companies that sell software, hardware, and services -- and through investments in the companies which are the most adept users of these tools. Thus, our research and our portfolio construction disciplines have resulted in the current portfolio structure.


               Portfolio Highlights

          . Southwest Airlines -- Southwest Airlines was a favorable contributor in the period and exemplifies creation of competitive advantage in a difficult industry. By standardizing equipment and procedures, the airline has achieved extraordinary efficiency. The Internet has helped them in this regard, as Southwest now generates more than 20% of its bookings through its website at very low cost. Fuel costs are a challenge for Southwest and others in the industry, but its very low fares provide flexibility to pass some of the higher costs along.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND


VALUE INVESTMENT PROCESS

Our value stock selection process emphasizes quality companies that sell at attractive valuation levels.

1 Search for Quality We search for quality companies that have competitive advantages in their industry sectors.

2 Fundamental Research We refine our stock selection through rigorous analysis of companies' "fundamentals" and face-to-face meetings with company management, competitors, suppliers and customers.

3 Risk Management We maintain ongoing risk management resulting in an intentional and quantifiable risk/return profile.

     . Motorola, Inc. -- Motorola was a strong performer during the last six month period. Motorola enjoys a strong market position in wireless handsets and infrastructure. However, due to some missed product cycle opportunities, Motorola's profitability and valuation had fallen significantly short of its competition. In our assessment, the company has addressed its product deficiencies and has realigned business processes in a way that should lead to sustained margin improvement. In fact, we have seen early indications that this is occurring, and we believe this may lead to continued recognition in the marketplace.

     . Computer Associates -- Computer Associates also contributed positively to performance. Concerns regarding a slowdown in demand during the Y2K "freeze" in spending on software and services proved to be exaggerated, as the company experienced healthy demand. The company continues to successfully transition its product mix through internal development and acquisitions.


          Portfolio Outlook

          With the recent restructuring of the Fund's portfolio, we believe that it is better positioned to provide returns more consistent with its peer group and the S&P 500 Index. Within this risk-managed framework, we will continue to maintain a value orientation and seek to enhance returns through stock selection and fundamental research. We believe that the Fund's holdings, which collectively sell at a discount to the S&P 500, offer both a margin of downside protection and significant upside return potential over the long term.

          We thank you for your investment and look forward to your continued confidence.




          Goldman Sachs Value Investment Team

          New York
          February 29, 2000

GOLDMAN SACHS GROWTH AND INCOME FUND



          The Goldman Sachs Advantage


          Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.


          Today, the firm's Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.


          What Sets Goldman Sachs Funds Apart?

                                              1
                                 Resources and Relationships

          Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                              2
                                      In-Depth Research

          Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                              3
                                       Risk Management

          In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

To learn more about the Goldman Sachs Funds, call your investment professional today.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND

Performance Summary
February 29, 2000 (Unaudited)

 The following graph shows the value, as of February 29, 2000, of a $10,000 investment made on February 5, 1993 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) in the Goldman Sachs Growth and Income Fund. For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500 Index")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when re-deemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

 Growth and Income Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested February 5, 1993 to February 29, 2000.

                    [GRAPH]
                    S&P 500      Class A
5/FEB/93             10,000        9,450
FEB                   9,943        9,507
MAR                  10,153        9,773
APR                   9,907        9,513
MAY                  10,172        9,727
JUNE                 10,202        9,637
JULY                 10,161        9,764
AUG                  10,547       10,045
SEPT                 10,466        9,942
OCT                  10,682        9,962
NOV                  10,580        9,908
DEC                  10,708       10,185
JAN/94               11,073       10,686
FEB                  10,772       10,842
MAR                  10,302       10,674
APR                  10,434       10,722
MAY                  10,606       10,960
JUNE                 10,346       10,739
JULY                 10,685       10,950
AUG                  11,123       11,570
SEPT                 10,852       11,383
OCT                  11,096       11,055
NOV                  10,692       10,645
DEC                  10,850       10,787
JAN/95               11,131       11,110
FEB                  11,565       11,764
MAR                  11,908       12,124
APR                  12,258       12,385
MAY                  12,748       12,752
JUNE                 13,044       13,023
JULY                 13,477       13,434
AUG                  13,511       13,661
SEPT                 14,081       13,930
OCT                  14,030       13,646
NOV                  14,646       14,115
DEC                  14,929       14,399
JAN/96               15,436       14,716
FEB                  15,580       15,026
MAR                  15,729       15,132
APR                  15,961       15,398
MAY                  16,372       15,709
JUNE                 16,435       15,457
JULY                 15,708       15,004
AUG                  16,040       15,405
SEPT                 16,943       16,140
OCT                  17,410       16,549
NOV                  18,726       17,860
DEC                  18,355       18,152
JAN/97               19,502       18,911
FEB                  19,655       19,286
MAR                  18,847       18,714
APR                  19,970       19,556
MAY                  21,187       20,937
JUNE                 22,136       21,555
JULY                 23,898       23,420
AUG                  22,559       23,208
SEPT                 23,796       24,044
OCT                  23,001       23,061
NOV                  24,066       23,143
DEC                  24,480       23,214
JAN/98               24,751       23,395
FEB                  26,536       25,389
MAR                  27,895       25,902
APR                  28,176       26,037
MAY                  27,692       25,360
JUNE                 28,816       24,676
JULY                 28,508       23,101
AUG                  24,385       19,771
SEPT                 25,949       20,489
OCT                  28,058       21,424
NOV                  29,758       21,977
DEC                  31,473       21,950
JAN/99               32,788       22,132
FEB                  31,768       21,350
MAR                  33,039       22,211
APR                  34,318       23,771
MAY                  33,508       24,063
JUNE                 35,351       24,544
JULY                 34,248       23,500
AUG                  34,077       22,585
SEPT                 33,143       21,455
OCT                  35,241       22,282
NOV                  35,956       22,520
DEC                  38,074       23,224
JAN/00               36,163       22,089
FEB                  35,479       21,400

  Average Annual Total
  Return through February
  29, 2000                   Since Inception Five Years One Year Six Months(a)
  Class A (commenced February 5, 1993)
  Excluding sales charges             12.25%     12.70%    0.23%        -5.25%
  Including sales charges             11.36%     11.43%   -5.28%       -10.47%
 -----------------------------------------------------------------------------
  Class B (commenced May 1, 1996)
  Excluding contingent
  deferred sales charges               8.20%        n/a   -0.54%        -5.60%
  Including contingent
  deferred sales charges               7.38%        n/a   -5.50%       -10.32%
 -----------------------------------------------------------------------------
  Class C (commenced August 15, 1997)
  Excluding contingent
  deferred sales charges              -3.86%        n/a   -0.53%        -5.61%
  Including contingent
  deferred sales charges              -3.86%        n/a   -1.52%        -6.56%
 -----------------------------------------------------------------------------
  Institutional Class (com-
  menced June 3, 1996)                 9.11%        n/a    0.78%        -4.94%
 -----------------------------------------------------------------------------
  Service Class (commenced
  March 6, 1996)                       8.79%        n/a    0.16%        -5.28%
 -----------------------------------------------------------------------------

 (a) Not annualized.

GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Investments
February 29, 2000 (Unaudited)

  Shares   Description                                          Value

 Common Stocks - 96.5%
  Airlines - 0.6%
   285,300 Southwest Airlines Co.                        $  5,260,219
 --------------------------------------------------------------------
  Alcohol - 0.5%
    69,400 Anheuser-Busch Cos., Inc.                        4,450,275
 --------------------------------------------------------------------
  Apparel - 0.4%
   113,400 Nike, Inc. Class B                               3,224,813
 --------------------------------------------------------------------
  Banks - 4.9%
   111,000 Bank of America Corp.                            5,112,938
   308,200 Citigroup, Inc.                                 15,930,087
   163,600 Mellon Financial Corp.                           4,928,450
    75,400 The Bank of New York Co., Inc.                   2,511,763
    84,200 The Chase Manhattan Corp.                        6,704,425
   198,600 Wells Fargo & Co.                                6,566,212
                                                         ------------
                                                           41,753,875
 --------------------------------------------------------------------
  Chemicals - 2.6%
   218,600 E.I. du Pont de Nemours & Co.                   11,039,300
    96,600 Minnesota Mining & Manufacturing Co.             8,512,875
    23,000 The Dow Chemicals Co.                            2,495,500
                                                         ------------
                                                           22,047,675
 --------------------------------------------------------------------
  Clothing - 0.4%
    65,200 The Gap, Inc.                                    3,149,975
 --------------------------------------------------------------------
  Computer Hardware - 11.0%
    80,100 3Com Corp.*                                      7,849,800
    12,300 Apple Computer, Inc.*                            1,409,888
   242,500 Cisco Systems, Inc.*                            32,055,469
   187,800 Compaq Computer Corp.                            4,671,525
   192,200 Dell Computer Corp.*                             7,844,162
    74,800 EMC Corp.*                                       8,901,200
    42,800 Hewlett-Packard Co.                              5,756,600
   158,600 International Business Machines, Inc. (IBM)     16,177,200
    94,300 Sun Microsystems, Inc.*                          8,982,075
                                                         ------------
                                                           93,647,919
 --------------------------------------------------------------------
  Computer Software - 6.3%
    45,500 Computer Associates International, Inc.          2,926,219
     2,500 i2 Technologies, Inc.*                             408,750
   348,000 Microsoft Corp.*                                31,102,500
   229,700 Oracle Corp.*                                   17,055,225
    12,700 VERITAS Software Corp.*                          2,513,012
                                                         ------------
                                                           54,005,706
 --------------------------------------------------------------------
  Defense/Aerospace - 0.2%
    45,900 The Boeing Co.                                   1,680,950
 --------------------------------------------------------------------

  Shares  Description                                        Value

 Common Stocks - (continued)
  Department Store - 1.9%
  134,000 The May Department Stores Co.               $  3,509,125
  269,500 Wal-Mart Stores, Inc.                         13,121,281
                                                      ------------
                                                        16,630,406
 -----------------------------------------------------------------
  Drugs - 4.5%
  105,700 Bristol-Myers Squibb Co.                       6,005,081
   79,300 Merck & Co., Inc.                              4,881,906
  199,300 Pfizer, Inc.                                   6,402,512
   66,400 Pharmacia & Upjohn, Inc.                       3,162,300
  147,300 Schering-Plough Corp.                          5,137,088
   48,500 SmithKline Beecham PLC ADR                     2,725,094
  121,200 Warner-Lambert Co.                            10,370,175
                                                      ------------
                                                        38,684,156
 -----------------------------------------------------------------
  Electrical Equipment - 6.0%
   31,200 Corning, Inc.                                  5,865,600
  116,100 Lucent Technologies, Inc.                      6,907,950
  107,700 Motorola, Inc.                                18,362,850
  117,300 Nortel Networks Corp.                         13,078,950
   23,700 QUALCOMM, Inc.                                 3,375,769
   71,900 Qwest Communications International, Inc.*      3,334,362
                                                      ------------
                                                        50,925,481
 -----------------------------------------------------------------
  Electrical Utilities - 1.1%
  153,100 Entergy Corp.                                  3,100,275
  166,100 PG&E Corp.                                     3,425,813
   66,100 Unicom Corp.                                   2,499,406
                                                      ------------
                                                         9,025,494
 -----------------------------------------------------------------
  Energy Resources - 2.1%
  177,400 Royal Dutch Petroleum Co. ADR                  9,313,500
  447,100 Union Pacific Resources Group, Inc.            3,995,956
  160,600 Unocal Corp.                                   4,296,050
                                                      ------------
                                                        17,605,506
 -----------------------------------------------------------------
  Entertainment - 2.1%
  407,900 Carnival Corp.                                11,752,619
  108,800 The Seagram Co. Ltd.                           6,392,000
                                                      ------------
                                                        18,144,619
 -----------------------------------------------------------------
  Financial Services - 1.9%
  270,800 Federal Home Loan Mortgage Corp.              11,305,900
  167,900 Household International, Inc.                  5,362,306
                                                      ------------
                                                        16,668,206
 -----------------------------------------------------------------
  Food & Beverage - 1.9%
   59,600 Bestfoods                                      2,499,475
   88,300 H.J. Heinz Co.                                 2,820,081
  113,600 PepsiCo, Inc.                                  3,663,600
  113,800 The Coca-Cola Co.                              5,512,188
   31,900 The Quaker Oats Co.                            1,720,606
                                                      ------------
                                                        16,215,950
 -----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND

  Shares  Description                                  Value

 Common Stocks - (continued)
  Forest - 2.0%
   90,500 Bowater, Inc.                         $  4,451,469
  131,600 Fort James Corp.                         2,475,725
  180,300 International Paper Co.                  6,637,294
   96,700 Willamette Industries, Inc.              3,281,756
                                                ------------
                                                  16,846,244
 -----------------------------------------------------------
  Grocery - 2.0%
  157,000 Safeway, Inc.*                           6,054,313
  730,300 The Kroger Co.*                         10,863,212
                                                ------------
                                                  16,917,525
 -----------------------------------------------------------
  Heavy Electrical - 3.4%
   32,700 Emerson Electric Co.                     1,489,894
  207,100 General Electric Co.                    27,376,031
                                                ------------
                                                  28,865,925
 -----------------------------------------------------------
  Heavy Machinery - 0.2%
   47,100 Deere & Co.                              1,683,825
 -----------------------------------------------------------
  Home Products - 1.6%
  133,400 The Gillette Co.                         4,702,350
   81,300 The Procter & Gamble Co.                 7,154,400
   40,000 Unilever NV                              1,820,000
                                                ------------
                                                  13,676,750
 -----------------------------------------------------------
  Industrial Parts - 0.9%
   34,500 Caterpillar, Inc.                        1,209,656
   62,200 Ingersoll-Rand Co.                       2,383,038
  105,200 Parker-Hannifin Corp.                    3,813,500
                                                ------------
                                                   7,406,194
 -----------------------------------------------------------
  Information Services - 3.8%
  133,400 America Online, Inc.*                    7,870,600
    5,400 Ariba, Inc.*                             1,428,300
   56,400 Automatic Data Processing, Inc.          2,456,925
  343,900 Convergys Corp.*                        13,240,150
   38,300 Electronic Data Systems                  2,479,925
   11,400 Intertrust Technologies Corp.*             968,287
   27,200 Yahoo!, Inc.*                            4,343,500
                                                ------------
                                                  32,787,687
 -----------------------------------------------------------
  Life Insurance - 1.1%
  255,700 AFLAC, Inc.                              9,349,031
 -----------------------------------------------------------
  Media - 4.9%
   78,900 AT&T Corp.-Liberty Media Group*          4,122,525
  164,700 CBS Corp.*                               9,809,944
   32,500 Clear Channel Communications, Inc.*      2,165,312
   64,800 Comcast Corp.                            2,754,000
   46,200 MediaOne Group, Inc.*                    3,626,700
  214,700 The Walt Disney Co.                      7,192,450
  141,100 Time Warner, Inc.                       12,064,050
                                                ------------
                                                  41,734,981
 -----------------------------------------------------------

  Shares  Description                                          Value

 Common Stocks - (continued)
  Medical Products - 2.2%
  132,900 Abbott Laboratories                           $  4,352,475
   69,700 Baxter International, Inc.                       3,798,650
  124,500 Becton, Dickinson & Co.                          3,867,281
   92,400 Johnson & Johnson                                6,629,700
                                                        ------------
                                                          18,648,106
 -------------------------------------------------------------------
  Mining - 0.5%
   68,800 Alcoa, Inc.                                      4,712,800
 -------------------------------------------------------------------
  Motor Vehicle - 0.1%
   13,100 Ford Motor Co.                                     545,288
 -------------------------------------------------------------------
  Oil Refining - 3.4%
  336,136 Exxon Mobil Corp.                               25,315,242
  157,800 USX-Marathon Group                               3,412,425
                                                        ------------
                                                          28,727,667
 -------------------------------------------------------------------
  Oil Services - 0.9%
   95,800 Halliburton Co.                                  3,658,362
   56,000 Santa Fe International Corp.                     1,606,500
   54,100 Transocean Sedco Forex, Inc.                     2,133,569
                                                        ------------
                                                           7,398,431
 -------------------------------------------------------------------
  Property Insurance - 3.2%
  118,000 American International Group, Inc.              10,435,625
  135,400 The Hartford Financial Services Group, Inc.      4,231,250
  310,400 XL Capital Ltd.                                 12,551,800
                                                        ------------
                                                          27,218,675
 -------------------------------------------------------------------
  Publishing - 0.4%
   82,900 The New York Times Co.                           3,502,525
 -------------------------------------------------------------------
  Railroads - 0.7%
  296,200 Burlington Northern Santa Fe Corp.               5,831,438
 -------------------------------------------------------------------
  Restaurants - 0.7%
  202,400 McDonald's Corp.                                 6,388,250
 -------------------------------------------------------------------
  Security/Asset Management - 1.0%
   15,800 J.P. Morgan & Co., Inc.                          1,753,800
   98,600 Morgan Stanley Dean Witter & Co.                 6,945,138
                                                        ------------
                                                           8,698,938
 -------------------------------------------------------------------
  Semiconductors - 5.0%
  269,000 Intel Corp.                                     30,397,000
    4,300 JDS Uniphase Corp.*                              1,133,587
   65,700 Texas Instruments, Inc.                         10,939,050
                                                        ------------
                                                          42,469,637
 -------------------------------------------------------------------
  Specialty Retail - 1.6%
   16,500 Best Buy Co., Inc.*                                897,187
  139,700 CVS Corp.                                        4,889,500

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Investments (continued)
February 29, 2000 (Unaudited)

  Shares  Description                             Value

 Common Stocks - (continued)
  Specialty Retail - (continued)
   21,200 Tandy Corp.                      $    806,925
  123,600 The Home Depot, Inc.                7,145,625
                                           ------------
                                             13,739,237
 ------------------------------------------------------
  Telephone - 7.5%
   26,550 Allegiance Telecom, Inc.*           2,625,131
   15,800 Amdocs Ltd.*                        1,172,163
  176,366 AT&T Corp.                          8,719,094
   61,400 Bell Atlantic Corp.                 3,004,763
   88,200 BellSouth Corp.                     3,594,150
   17,700 Global Crossing Ltd.*                 825,263
  149,000 GTE Corp.                           8,791,000
  266,700 MCI WorldCom, Inc.*                11,901,487
   27,500 NEXTLINK Communications, Inc.*      3,030,156
  114,869 SBC Communications, Inc.            4,365,022
  209,400 Sprint Corp.                       12,773,400
   46,400 U.S. West, Inc.                     3,369,800
                                           ------------
                                             64,171,429
 ------------------------------------------------------
  Tobacco - 0.4%
  164,700 Philip Morris Cos., Inc.            3,304,294
 ------------------------------------------------------
  Wireless - 0.6%
   31,400 ALLTEL Corp.                        1,821,200
   67,800 Sprint Corp. (PCS Group)*           3,508,650
                                           ------------
                                              5,329,850
 ------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $803,386,894)                      $823,075,952
 ------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $803,386,894)                      $823,075,952
 ------------------------------------------------------

  * Non-income producing security.
 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviations:
 ADR--American Depositary Receipt
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Assets and Liabilities
February 29, 2000 (Unaudited)
 Assets:

  Investment in securities, at value (identified cost
  $803,386,894)                                                    $823,075,952
  Cash(a)                                                             4,500,000
  Receivables:
  Investment securities sold                                         36,146,161
  Interest                                                            1,250,551
  Fund shares sold                                                      852,364
  Variation margin                                                       60,750
  Other assets                                                            6,810
 -------------------------------------------------------------------------------
  Total assets                                                      865,892,588
 -------------------------------------------------------------------------------

 Liabilities:

  Due to custodian                                                      930,985
  Payables:
  Investment securities purchased                                     4,299,917
  Fund shares repurchased                                             6,237,724
  Amounts owed to affiliates                                            926,367
  Accrued expenses and other liabilities                                316,507
 -------------------------------------------------------------------------------
  Total liabilities                                                  12,711,500
 -------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                   907,904,799
  Accumulated net investment loss                                      (241,061)
  Accumulated net realized loss on investment, futures and
  options transactions                                              (74,113,647)
  Net unrealized gain on investments and futures                     19,630,997
 -------------------------------------------------------------------------------
  NET ASSETS                                                       $853,181,088
 -------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(b)
  Class A                                                                $22.05
  Class B                                                                $21.81
  Class C                                                                $21.76
  Institutional                                                          $22.11
  Service                                                                $22.05
 -------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                            28,304,767
  Class B                                                             7,981,239
  Class C                                                               847,154
  Institutional                                                       1,254,824
  Service                                                               401,454
 -------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                 38,789,438
 -------------------------------------------------------------------------------

 (a) Restricted cash relating to initial margin requirements and collateral on futures contracts.
 (b) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $23.33. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Operations
For the Six Months Ended February 29, 2000 (Unaudited)

  Investment income:
  Dividends(a)                                                    $  7,505,163
  Interest                                                           1,863,391
 ------------------------------------------------------------------------------
  Total income                                                       9,368,554
 ------------------------------------------------------------------------------
  Expenses:
  Management fees                                                    3,668,068
  Distribution and Service fees(b)                                   2,210,734
  Transfer Agent fees(c)                                               965,203
  Custodian fees                                                        71,147
  Professional fees                                                     41,541
  Registration fees                                                     32,867
  Service Share fees                                                    23,716
  Trustee fees                                                           4,818
  Other                                                                 99,057
 ------------------------------------------------------------------------------
  Total expenses                                                     7,117,151
 ------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                              2,251,403
 ------------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, options and futures transactions:
  Net realized gain (loss) from:
  Investment transactions                                          (78,073,854)
  Futures transactions                                               5,129,639
  Options written                                                      572,269
  Net change in unrealized gain (loss) on:
  Investments                                                       18,747,674
  Futures                                                              (56,632)
  Options written                                                     (202,732)
 ------------------------------------------------------------------------------
  Net realized and unrealized loss on investment, options and
  futures transactions                                             (53,883,636)
 ------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(51,632,233)
 ------------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $7,397.
 (b) Class A, Class B and Class C had Distribution and Service fees of $942,199, $1,142,118 and $126,417, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $716,072, $217,002, $24,019, $6,213 and $1,897, respectively.
The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND
Statements of Changes in Net Assets

                                 For the                              For the
                            Six Months Ended        For the          Year Ended
                            February 29, 2000  Seven Months Ended   January 31,
                               (Unaudited)      August 31, 1999         1999
  From operations:
  Net investment income        $    2,251,403      $    8,748,029  $   12,713,525
  Net realized gain (loss)
  from investment, futures
  and options transactions        (72,371,946)         74,409,026     (79,720,615)
  Net change in unrealized
  gain (loss) on
  investment, futures and
  options transactions             18,488,310         (52,594,995)    (91,067,228)
 ---------------------------------------------------------------------------------
  Net increase (decrease)
  in net assets resulting
  from operations                 (51,632,233)         30,562,060    (158,074,318)
 ---------------------------------------------------------------------------------
  Distributions to share-
  holders:
  From net investment
  income
  Class A Shares                   (2,415,118)         (5,816,651)     (9,893,876)
  Class B Shares                     (259,337)           (690,509)       (555,085)
  Class C Shares                      (28,414)            (77,463)        (98,749)
  Institutional Shares               (158,262)           (244,239)     (2,084,974)
  Service Shares                      (25,262)            (63,039)        (80,841)
  In excess of net
  investment income
  Class A Shares                     (201,702)                --         (473,558)
  Class B Shares                      (21,659)                --          (26,568)
  Class C Shares                       (2,373)                --           (4,727)
  Institutional Shares                (13,217)                --          (99,795)
  Service Shares                       (2,110)                --           (3,869)
  From net realized gain
  on investment, futures
  and options transactions
  Class A Shares                  (40,865,392)                --              --
  Class B Shares                  (12,294,241)                --              --
  Class C Shares                   (1,338,227)                --              --
  Institutional Shares             (1,708,729)                --              --
  Service Shares                     (523,645)                --              --
 ---------------------------------------------------------------------------------
  Total distributions to
  shareholders                    (59,857,688)         (6,891,901)    (13,322,042)
 ---------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of
  shares                           24,839,957         114,124,273   1,026,751,116
  Reinvestment of
  dividends and
  distributions                    56,573,297           6,538,450      10,754,319
  Cost of shares
  repurchased                    (317,344,976)       (649,333,927)   (761,706,430)
 ---------------------------------------------------------------------------------
  Net increase (decrease)
  in net assets resulting
  from share transactions        (235,931,722)       (528,671,204)    275,799,005
 ---------------------------------------------------------------------------------
  TOTAL INCREASE
  (DECREASE)                     (347,421,643)       (505,001,045)    104,402,645
 ---------------------------------------------------------------------------------
  Net assets:
  Beginning of period           1,200,602,731       1,705,603,776   1,601,201,131
 ---------------------------------------------------------------------------------
  End of period                $  853,181,088      $1,200,602,731  $1,705,603,776
 ---------------------------------------------------------------------------------
  Accumulated
  undistributed
  (distributions in excess
  of) net investment
  income                       $     (241,061)     $      634,990  $   (1,221,249)
 ---------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements
February 29, 2000 (Unaudited)
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Growth and Income Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions and Financial Highlights of the Fund are included for the seven months ended August 31, 1999 and for the year ended January 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale oc-curs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   At February 29, 2000, the aggregate cost of portfolio securities for fed-eral income tax purposes is $805,126,920. Accordingly, the gross unrealized gain on investments was $101,526,935 and the gross unrealized loss on invest-ments was $83,577,903 resulting in a net unrealized gain of $17,949,032.

 D. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares. Each class of shares separately bears its respective class-specific Transfer Agency fees.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND

 E. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 F. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 G. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general super-vision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assump-tion of the expenses related thereto and administering the Fund's business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.70% of the average daily net assets of the Fund.
   The investment adviser has voluntarily agreed to limit certain "Other Ex-penses" of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage commissions, litiga-tion, Service Share fees, indemnification costs and other extraordinary ex-penses) to the extent such expenses exceed, on an annual basis, 0.05% of the average daily net assets of the Fund. For the period ended February 29, 2000, there was no expense reimbursement.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $55,704 during the period ended February 29, 2000.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: 0.19% of the average daily net as-sets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service shares.

GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)

 3. AGREEMENTS (continued)

   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service Shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on a annualized basis), of the average daily net asset value of the Service Shares.
   As of February 29, 2000, the amounts owed to affiliates were approximately $500,000, $295,000 and $131,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments, futures and options transactions) for the period ended Feb-ruary 29, 2000, were $609,283,223 and $846,195,297, respectively. For the period ended February 29, 2000, Goldman Sachs earned approximately $95,000 of brokerage commissions from portfolio transactions and futures transactions.

 Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund's custodian bank an amount of cash or securities equal to the minimum "initial margin" require-ment of the associated futures exchange. Subsequent payments for futures con-tracts ("variation margin") are paid or received by the Fund daily, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the State-ment of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss. At February 29, 2000, open futures contracts were as follows:

                   Number of    Settlement   Market   Unrealized
      Type       Contracts Long   Month      Value       Loss
 ---------------------------------------------------------------
  S&P 500 Index        10       March 2000 $3,430,000  $58,061
 ---------------------------------------------------------------

 Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equiv-alent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written op-tion expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exer-cised, the Fund realizes a gain or loss from the sale of the underlying secu-rity, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund pur-chases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by

                                            GOLDMAN SACHS GROWTH AND INCOME FUND
 the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be in-creased by the premium originally paid. At February 29, 2000, there were no open written option contracts.

 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted and a $250,000,000 com-mitted unsecured revolving line of credit facility. Under the most restric-tive arrangement the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment. During the period ended February 29, 2000, the Fund did not have any borrowings under any of these facilities.

GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements (continued)
February 29, 2000

 6. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                             For the Six Months
                                   Ended               For the Seven Months
                             February 29, 2000                 Ended                For the Year Ended
                                (Unaudited)               August 31, 1999            January 31, 1999
                          -------------------------  --------------------------  --------------------------
                              Shares        Dollars       Shares        Dollars       Shares        Dollars
 -----------------------------------------------------------------------------------------------------------
 Class A Shares
 Shares sold                 623,611  $  14,801,648    2,693,500  $  68,994,627   19,137,910  $ 508,921,386
 Reinvestments of divi-
dends and distributions    1,807,791     42,273,236      222,190      5,612,552      390,593      9,715,068
 Shares repurchased       (8,779,899)  (207,812,076) (14,386,320)  (361,520,290) (20,323,258)  (510,471,024)
                         -----------------------------------------------------------------------------------
                          (6,348,497)  (150,737,192) (11,470,630)  (286,913,111)    (794,755)     8,165,430
 -----------------------------------------------------------------------------------------------------------
 Class B Shares
 Shares sold                 205,327      4,818,756      532,909     13,448,149    7,059,564    191,017,805
 Reinvestments of divi-
dends and distributions      467,552     10,834,220       23,841        604,660       21,979        509,810
 Shares repurchased       (3,807,668)   (89,360,573)  (3,930,139)   (97,151,929)  (4,555,733)  (111,930,613)
                         -----------------------------------------------------------------------------------
                          (3,134,789)   (73,707,597)  (3,373,389)   (83,099,120)   2,525,810     79,597,002
 -----------------------------------------------------------------------------------------------------------
 Class C Shares
 Shares sold                  52,259      1,220,876      104,662      2,636,497    1,937,045     52,029,313
 Reinvestments of divi-
dends and distributions       51,899      1,200,021        2,859         72,208        4,364        105,648
 Shares repurchased         (540,379)   (12,714,904)    (823,868)   (20,529,279)  (1,174,701)   (28,489,276)
                         -----------------------------------------------------------------------------------
                            (436,221)   (10,294,007)    (716,347)   (17,820,574)     766,708     23,645,685
 -----------------------------------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                 132,435      3,194,524    1,012,105     26,839,595   10,119,858    268,940,951
 Reinvestments of divi-
dends and distributions       74,291      1,738,712        7,373        189,388       14,004        346,705
 Shares repurchased         (253,884)    (6,010,428)  (6,850,928)  (165,722,925)  (4,396,583)  (108,988,620)
                         -----------------------------------------------------------------------------------
                             (47,158)    (1,077,192)  (5,831,450)  (138,693,942)   5,737,279    160,299,036
 -----------------------------------------------------------------------------------------------------------
 Service Shares
 Shares sold                  33,814        804,153       85,566      2,205,405      218,320      5,841,661
 Reinvestments of divi-
dends and distributions       22,542        527,108        2,354         59,642        3,132         77,088
 Shares repurchased          (60,489)    (1,446,995)    (173,088)    (4,409,504)     (73,792)    (1,826,897)
                         -----------------------------------------------------------------------------------
                              (4,133)      (115,734)     (85,168)    (2,144,457)     147,660      4,091,852
 -----------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE)  (9,970,798) $(235,931,722) (21,476,984) $(528,671,204)   8,382,702  $ 275,799,005
 -----------------------------------------------------------------------------------------------------------

                                            GOLDMAN SACHS GROWTH AND INCOME FUND
 7. CHANGE IN INDEPENDENT ACCOUNTANTS

 On October 26, 1999 the Board of Trustees of the Fund, upon the recommenda-tion of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund's independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999 and the year ended January 31, 1999, Arthur Anderson LLP's audit reports contained no ad-verse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or account principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on ac-counting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur An-dersen LLP would have caused them to make reference to the disagreement in their report.

GOLDMAN SACHS GROWTH AND INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from
                                       investment operations(a)       Distributions to shareholders
                                     ----------------------------- ------------------------------------
                           Net asset                                          In excess                 Net increase
                            value,        Net        Net realized   From net    of net                   (decrease)
                           beginning  investment    and unrealized investment investment    From net    in net asset
                           of period income (loss)   gain (loss)     income     income   realized gains    value
 FOR THE SIX MONTHS ENDED FEBRUARY 29, (Unaudited)
  2000 - Class A Shares     $24.68      $ 0.07 (e)      $(1.29)(e)   $(0.07)    $(0.01)      $(1.33)       $(2.63)
  2000 - Class B Shares      24.46       (0.02)(e)       (1.27)(e)    (0.03)        --        (1.33)        (2.65)
  2000 - Class C Shares      24.41       (0.01)(e)       (1.29)(e)    (0.02)        --        (1.33)        (2.65)
  2000 - Institutional
  Shares                     24.72        0.12 (e)       (1.27)(e)    (0.12)     (0.01)       (1.33)        (2.61)
  2000 - Service Shares      24.68        0.06 (e)       (1.29)(e)    (0.07)        --        (1.33)        (2.63)
 FOR THE SEVEN MONTHS ENDED AUGUST 31,
  1999 - Class A Shares      24.33        0.19            0.31        (0.15)        --           --          0.35
  1999 - Class B Shares      24.13        0.08            0.31        (0.06)        --           --          0.33
  1999 - Class C Shares      24.08        0.08            0.30        (0.05)        --           --          0.33
  1999 - Institutional
  Shares                     24.35        0.34            0.23        (0.20)        --           --          0.37
  1999 - Service Shares      24.33        0.17            0.32        (0.14)        --           --          0.35
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares      25.93        0.20           (1.60)       (0.19)     (0.01)          --         (1.60)
  1999 - Class B Shares      25.73        0.02           (1.58)       (0.04)        --           --         (1.60)
  1999 - Class C Shares      25.70        0.02           (1.59)       (0.05)        --           --         (1.62)
  1999 - Institutional
  Shares                     25.95        0.29           (1.58)       (0.30)     (0.01)          --         (1.60)
  1999 - Service Shares      25.92        0.17           (1.58)       (0.17)     (0.01)          --         (1.59)
 -------------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares      23.18        0.11            5.27        (0.11)        --        (2.52)         2.75
  1998 - Class B Shares      23.10        0.04            5.14           --      (0.03)       (2.52)         2.63
  1998 - Class C Shares
  (commenced August 15,
  1997)                      28.20       (0.01)           0.06           --      (0.03)       (2.52)        (2.50)
  1998 - Institutional
  Shares                     23.19        0.27            5.23        (0.22)        --        (2.52)         2.76
  1998 - Service Shares      23.17        0.14            5.23        (0.06)     (0.04)       (2.52)         2.75
 -------------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares      19.98        0.35            5.18        (0.35)     (0.01)       (1.97)         3.20
  1997 - Class B Shares
  (commenced May 1, 1996)    20.82        0.17            4.31        (0.17)     (0.06)       (1.97)         2.28
  1997 - Institutional
  Shares (commenced June
  3, 1996)                   21.25        0.29            3.96        (0.30)     (0.04)       (1.97)         1.94
  1997 - Service Shares
  (commenced March 6,
  1996)                      20.71        0.28            4.50        (0.28)     (0.07)       (1.97)         2.46
 -------------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares      15.80        0.33            4.75        (0.30)        --        (0.60)         4.18
 -------------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Not annualized.
 (d) Annualized.
 (e) Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND

                                                                               Ratios assuming no expense limitations
                                                                               --------------------------------------
                              Net assets                         Ratio of                              Ratio of
   Net asset                  at end of       Ratio of        net investment        Ratio of        net investment    Portfolio
   value, end     Total         period    net expenses to    income (loss) to     expenses to      income (loss) to   turnover
   of period    return(b)     (in 000s)  average net assets average net assets average net assets average net  assets   rate

     $22.05       (5.25)%(c)  $  624,073        1.19%(d)           0.60%(d)           1.19%(d)            0.60%(d)      63.16%(c)
      21.81       (5.60)(c)      174,071        1.94(d)           (0.14)(d)           1.94(d)            (0.14)(d)      63.16(c)
      21.76       (5.61)(c)       18,437        1.94(d)           (0.13)(d)           1.94(d)            (0.13)(d)      63.16(c)
      22.11       (4.94)(c)       27,747        0.79(d)            0.99(d)            0.79(d)             0.99(d)       63.16(c)
      22.05       (5.28)(c)        8,853        1.29(d)            0.51(d)            1.29(d)             0.51(d)       63.16(c)

      24.68        2.05(c)       855,174        1.19(d)            1.26(d)            1.20(d)             1.25(d)       55.43(c)
      24.46        1.60(c)       271,912        1.94(d)            0.51(d)            1.95(d)             0.50(d)       55.43(c)
      24.41        1.58(c)        31,328        1.94(d)            0.51(d)            1.95(d)             0.50(d)       55.43(c)
      24.72        2.32(c)        32,181        0.79(d)            1.72(d)            0.80(d)             1.71(d)       55.43(c)
      24.68        2.01(c)        10,008        1.29(d)            1.16(d)            1.30(d)             1.15(d)       55.43(c)

      24.33       (5.40)       1,122,157        1.22               0.78               1.32                0.68         125.79
      24.13       (6.07)         349,662        1.92               0.09               1.92                0.09         125.79
      24.08       (6.12)          48,146        1.92               0.10               1.92                0.10         125.79
      24.35       (5.00)         173,696        0.80               1.25               0.80                1.25         125.79
      24.33       (5.44)          11,943        1.30               0.72               1.30                0.72         125.79
---------------------------------------------------------------------------------------------------------------------------------
      25.93       23.71        1,216,582        1.25               0.43               1.42                0.26          61.95
      25.73       22.87          307,815        1.94              (0.35)              1.94               (0.35)         61.95
      25.70        0.51(c)        31,686        1.99(d)           (0.48)(d)           1.99(d)            (0.48)(d)      61.95
      25.95       24.24           36,225        0.83               0.76               0.83                0.76          61.95
      25.92       23.63            8,893        1.32               0.32               1.32                0.32          61.95
---------------------------------------------------------------------------------------------------------------------------------
      23.18       28.42          615,103        1.22               1.60               1.43                1.39          53.03
      23.10       22.23(c)        17,346        1.93(d)            0.15(d)            1.93(d)             0.15(d)       53.03
      23.19       20.77(c)           193        0.82(d)            1.36(d)            0.82(d)             1.36(d)       53.03
      23.17       23.87(c)         3,174        1.32(d)            0.94(d)            1.32(d)             0.94(d)       53.03
---------------------------------------------------------------------------------------------------------------------------------
      19.98       32.45          436,757        1.20               1.67               1.45                1.42          57.93
---------------------------------------------------------------------------------------------------------------------------------

                      (This page intentionally left blank)

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Growth and Income Fund



               An Investment Idea for the Long Term

               Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

               Goldman Sachs Growth and Income Fund provides investors access to the benefits associated with equity investing. The Fund seeks long-term capital growth and growth of income, primarily through equity securities that, in management's view, offer favorable capital appreciation and/or dividend-paying ability.


               Target Your Needs

               The Goldman Sachs Growth and Income Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within the Goldman Sachs Funds family without an additional charge.* (Please note: in general, greater returns are associated with greater risk.)

               -----------------------------------------------------------------
               Goldman Sachs Funds

               Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment styles, asset classes and security capitalizations.

                                    [GRAPH]

                                                              INTERNATIONAL
                                                              EQUITY

                                               DOMESTIC
                                               EQUITY
                                              .Goldman Sachs
                                               Growth and
                                               Income Fund

                              FIXED
                              INCOME

          MONEY
          MARKET

          -- Lower Risk/Return                             Higher Risk/Return --

                                       ASSET ALLOCATION
                                          SPECIALTY



               For More Information

               To learn more about the Goldman Sachs Growth and Income Fund and other Goldman Sachs Funds, call your investment professional today.




*The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES                             OFFICERS
Ashok N. Bakhru, Chairman            Douglas C. Grip, President
David B. Ford                        Jesse H. Cole, Vice President
Douglas C. Grip                      James A. Fitzpatrick, Vice President
John P. McNulty                      Nancy L. Mucker, Vice President
Mary P. McPherson                    John M. Perlowski, Treasurer
Alan A. Shuch                        Philip V. Giuca, Jr., Assistant Treasurer
Jackson W. Smart, Jr.                Michael J. Richman, Secretary
William H. Springer                  Howard B. Surloff, Assistant Secretary
Richard P. Strubel                   Valerie A. Zondorak, Assistant Secretary

GOLDMAN SACHS
Investment Adviser,
Distributor and Transfer Agent


Visit our internet address: www.gs.com/funds




This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Growth and Income Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

Goldman, Sachs & Co. is the distributor of the Fund.


Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use:
April 30, 2000 / 00-514                                        GISAR / 67K /4-00